Exhibit 99.1


                                  Trading Plan
                                (SEC Rule 10b5-1)

     This Trading Plan (the "Trading Plan") is entered into as of August 27, 2003 between Theodore S. Mason (the "Client") and D.A. Davidson & Co. (the "Broker").

     WHEREAS, the Client wishes to establish this Trading Plan to sell or purchase shares of common stock, without par value (the "Stock"), of Humboldt Bancorp (the "Issuer") from Account #55406399 maintained with the Broker (the "Account"), in accordance with the requirements of SEC Rule 10b5-1.

     NOW, THEREFORE, the Client and the Broker agree as follows:

     1. The Client hereby instructs the Broker to effect sales or purchases of shares of Stock of the Issuer from the Account in accordance with the attached Appendix A to Trading Plan ("Appendix A"). If the Client specifies a date for trading which is a weekend or holiday, the trade will not take place until after the opening of regular market trading hours on the next trading day.

     2. This Trading Plan is effective on the date first set forth above and terminates upon the earlier of: (1) all of the shares of Stock as specified in Appendix A have been sold pursuant to this Trading Plan; (2) written instructions from the Client to terminate the Trading Plan; or (3) the death of the Client; provided however, that the Client shall not terminate the Trading Plan if doing so would cause the Client to fall outside the safe harbor of Rule 10b5-1 or to violate any contract, agreement, law, rule, regulation or policy applicable to the Client, including without limitation the Issuer's insider trading policies.

     3. The Client represents and warrants that as of the date of this Trading Plan, the Client is not aware of any material nonpublic information concerning the Issuer or any securities of the Issuer (including the Stock) and is entering into this Trading Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 and Rule 10b5-1. It is the intent of the parties that this Trading Plan complies with the requirements of SEC Rule 10b5-1.

     4. If the shares of Stock of the Issuer are "restricted securities" and/or the Client may be deemed an "affiliate" of the Issuer, as such terms are defined in Rule 144 of the Securities Act of 1933, as amended (the "Act"), the Client will provide the Broker with five executed copies of Form 144, which the Broker will complete and file on behalf of the Client. The Client understands and agrees that such Form 144 shall specify (a) that the trades are being effected in accordance with a Trading Plan intended to comply with Rule 10b5-1, (b) the date the Trading Plan was entered into, and (c) a statement that the representation regarding the Client's knowledge of material information is deemed to be made as of the date the Client entered into the Trading Plan. The Client agrees to notify the Broker immediately if there is any change in the Client's employment or "affiliate" status.

The Broker agrees to conduct all sales in accordance with the manner of sale requirement of Rule 144 under the Act, if applicable, and in no event shall the Broker effect any sale if such sale would exceed the then volume limitation under Rule 144 of the Act, assuming Broker's sale under this Trading Plan are the only sales subject to that limitation. Client agrees not to take, or cause any person or entity with which he would be required to aggregate sale of Stock pursuant to paragraph (a)(2) or (e) of Rule 144 not to take, any action that would cause the sales under this Trading Plan not to comply with Rule 144.

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

     5. The Client represents and warrants that the Client is currently permitted to sell or purchase Stock in accordance with the Issuer's insider trading policies and that there are no contractual, regulatory or other restrictions applicable to the trades contemplated under this Trading Plan that would interfere with the Broker's ability to execute trades and effect delivery and settlement of such trades on behalf of the Client, other than restrictions with respect to which the Client has obtained all required consents, approvals and waivers. The Client shall notify the Broker immediately in the event that any of the above statements become inaccurate prior to the termination of this Trading Plan.

     6. The Client understands that the Broker may not be able to effect a trade, in whole or in part, due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance. The Client also understands that the Broker may be unable to effect the trade consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to reach and sustain a limit order price, or other market factors in effect on the trade date specified in Appendix A.

The Broker agrees that if the Issuer enters into a transaction that results, in the Issuer's good faith determination, in the imposition of trading restrictions on the Client, such as a stock offering requiring an affiliate lock-up and if the Issuer and the Client shall provide the Broker written notice, signed by the Issuer and the Client confirmed by telephone, of such trading restrictions (Attn: D.A. Davidson, Fax: (503) 603-3092; Tel: (503) 603-3051), at least three days prior to the date of the remaining trade(s) specified in Appendix A, then the Broker will stop effecting trades under this Trading Plan until notified in writing by the Issuer and the Client that such restrictions have terminated.

As soon as reasonably practicable after the cessation or termination of such market disruption, applicable restriction or other event or circumstance, the Broker shall resume effecting trades in accordance with the express provisions of this Trading Plan which are then applicable. Trades that are not executed as the result of any such event or circumstance shall not be deemed to be a part of this Trading Plan.

     7. This Trading Plan supersedes and replaces any prior instructions under SEC Rule 10b5-1 from the Client to the Broker with respect to the sale or purchase of shares from the Account.

     8. The Client agrees to make all filings, if any required under Sections 13(d), 13(g) and 16 of the Securities Exchange Act of 1934 (the "1934 Act"), as amended. In connection with the Client's obligation under this section, the Broker agrees to use commercially reasonable efforts to report to the Issuer every transaction involving the Stock under this Trading Plan as set forth in the Authorization to Confirm and Provide Reports of Transfers Directly to Issuer (the "Authorization Letter") (the form of which is attached as Appendix B to this Trading Plan), delivered by the Client to the Broker at the time of execution of this Trading Plan.

     9. The Client shall indemnify, defend and hold harmless the Broker and any of its employees or agents from and against any and all claims, proceedings, causes of action, liabilities, damages, losses or expenses (including reasonable attorneys fees and costs) arising from or relating to this Trading Plan and the Broker's execution of transactions hereunder except as a result of Broker's breach of its obligations under this Trading Plan or gross negligence under this Trading Plan; provided, however, that in no event shall Broker be liable for any failure by Client to make all filings required under Sections 13(d), 13(g) and 16 of the 1934 Act. The Broker shall have no liability with respect to whether this Trading Plan provides any protection to the Client pursuant to Rule 10b5-1

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

or otherwise complies with Rule 10b5-1. The Client understands and agrees that the Broker makes no representation, warranty or covenant concerning the validity of this Trading Plan under Rule 10b5-1. Except as agreed to by the Broker under this Trading Plan including Broker's compliance with Rule 144, the Client accepts full responsibility for the compliance of this Trading Plan and any actions taken pursuant hereto with Rule 10b5-1.

     10. This Trading Plan shall be governed by and construed in accordance with the laws of the state of California, and may be modified or amended only by a writing signed by the parties hereto. Any such writing shall contain the Client's representation that he knows of no material nonpublic information regarding the Issuer or any of it franchises (including the stock) as of the date thereof.


     IN WITNESS WHEREOF, the parties hereto have signed this Trading Plan as of the date hereof.

"Client"                                         "Broker"

                                                 D.A. Davidson & Co.

Name: /s/ Theodore S. Mason
      ------------------------
      Theodore S. Mason                          Name: /s/ Cindy M. Burg
                                                       -----------------
                                                           Cindy M. Burg
                                                 Title: SVP/Financial Consultant
                                                        ------------------------

ACKNOWLEDGED:

HUMBOLDT BANCORP


Name:  /s/ Patrick J. Rusnak
       ---------------------
           Patrick J. Rusnak
Title:  Chief Financial Officer
        -----------------------

                           Appendix A to Trading Plan
                           --------------------------
                                (SEC Rule 10b5-1)
           [Instructions for Sale or Purchase of Stock of the Issuer]

Client Information: (check applicable boxes)

  a) [X] I am   [ ] I am not    an officer, director or 10% owner of the Issuer.
  b) [X] I have [ ] I have not  been notified  by Issuer that I may be deemed an
              "affiliate," as defined in Rule 144 of the Securities Act of 1933.


                          LONG SHARES HELD ON DEPOSIT:

      BUY               NUMBER         ORIGINAL          NATURE OF            DATE                     SPECIFY
      OR              OF SHARES        PURCHASE         ACQUISITION            OF                  MARKET ORDER or
      SELL                               DATE                             SALE/PURCHASE              LIMIT PRICE
                                   (for Sales only)                                          (If Limit Price indicate Day
                                                                                                or "Good Until Cancel")
  ----------------------------------------------------------------------------------------------------------------------------------
      Sell           30,000                                              Effective 8/27/03     3,000 shares per week at a
                                                                                               price equal to or more than
                                                                                               $15.00 per share; Any shares
                                                                                               not sold in a given week will
                                                                                               be carried over to the
                                                                                               following week.
  ----------------------------------------------------------------------------------------------------------------------------------


                EMPLOYEE STOCK OPTION SHARES (EXERCISE AND SELL):

      OPTION          GRANT         EXERCISE       NUMBER OF       NUMBER OF        DATE OF             SPECIFY
       TYPE           DATE           PRICE          SHARES         SHARES TO         SALE           MARKET ORDER or
      (NQ or                                     TO EXERCISE        BE SOLD                           LIMIT PRICE
       ISO)                                                                                   (If Limit Price indicate Day
                                                                                                  or "Good Until Cancel")
  ----------------------------------------------------------------------------------------------------------------------------------
       N/A
  ----------------------------------------------------------------------------------------------------------------------------------


o Share amounts listed shall be increased or decreased to reflect stock splits or other similar changes in the Issuer's capitalization that may occur prior to execution of the trades.
o    All market orders are day orders only on a "not held" basis.
o Limit price orders are at the limit price or better, beginning at the opening of regular market trading hours on the specified trade date and expiring at the close of regular market trading hours on the trade date, unless "Good Until Cancel" orders.
o "Good Until Cancel" orders are valid for 60 days and will be automatically canceled 60 calendar days from the date of the order, or the next trading day if the 60th day falls on a weekend or holiday, at the close of regular market trading hours.
o If any employee stock option expiration date is prior to the expiration of the "Good Until Cancel" order, the order and the corresponding exercise instructions are automatically canceled on the employee stock option expiration date.
o For employee stock options, if you specify market order and the market price on the exercise date does not exceed the exercise price of the options, the order is automatically canceled.

 Name of Client:  Theodore S. Mason         Accepted by: D.A. Davidson & Co.


Signature of                                Signature of
      Client: /s/ Theodore S. Mason               Broker: /s/ Cindy M. Burg
              ---------------------                       -----------------

Account number:   #55406399                 Name/Title:   Theodore S. Mason
                                                          -----------------

Acknowledged by:
Name of Issuer:       Humboldt Bancorp

             By:      /s/ Patrick J. Rusnak
                      ---------------------

           Name:      Patrick J. Rusnak
                      -----------------

          Title:      Chief Financial Officer
                      -----------------------